Investment Securities - Securities Held in Available for Sale and Held to Maturity Greater Than 10% of Shareholders Equity (Details) - Stockholders' Equity [Member] $ in Thousands	Dec. 31, 2025 USD ($)
Federal National Mortgage Association [Member]
Investment Securities [Abstract]
Amortized cost	$ 128,639
Fair value	120,148
Federal Home Loan Mortgage Corporation [Member]
Investment Securities [Abstract]
Amortized cost	81,772
Fair value	$ 76,588